                                                                   EXHIBIT 99(H)
                                                                   -------------

                                                                Draft of 9/15/95


                        THE KOREAN INVESTMENT FUND, INC.

            1,987,637 Shares of Common Stock Issuable Upon Exercise
                  of Non-Transferable Rights to Subscribe for
                          Such Shares of Common Stock

                            DEALER MANAGER AGREEMENT



                                                              New York, New York
                                                              September 19, 1995



PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

          The Korean Investment Fund, Inc., a Maryland corporation (the "Company"), Alliance Capital Management L.P. ("Alliance") and Orion Asset Management Co., Ltd. ("Orion") each confirms its agreement with and appointment of PaineWebber Incorporated to act as dealer manager (the "Dealer Manager") in connection with the issuance by the Company to the holders of record at the close of business on September 25, 1995 or such other date as is established as the record date for such purpose (the "Holders"), of the shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), of non-transferable rights entitling such Holders to subscribe for an aggregate of 1,987,637 shares (each a "Share" and, collectively, the "Shares") of Common Stock (the "Offer"). Pursuant to the over-subscription privilege in connection with the Offer, the Company may, at the discretion of the Board of Directors, increase the number of Shares subject to subscription by up to 25%. Pursuant to the terms of the Offer, the Company is issuing each Holder one nontransferable right (each a "Right" and, collectively, the "Rights") for each whole share of Common Stock held by such Holder on the record date set forth in the Prospectus (as defined herein) (the "Record Date"). The Rights entitle Holders to acquire during the subscription period set forth in the Prospectus (as defined herein) (the "Subscription Period"), at the price set forth in the Prospectus (the "Subscription Price"), one Share for each three Rights exercised on the terms and conditions set forth in such Prospectus. No fractional Shares will be issued.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 33-61849) and a related preliminary prospectus and statement of additional information for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Commission thereunder (the "1933 Act Rules and Regulations"), and has filed such amendments to such registration statement on Form N-2, if any, and such amended preliminary prospectuses and statements of additional information as may have been required to the date hereof. The Company will prepare and file such additional amendments thereto and such amended prospectuses and statements of additional information as may hereafter be required. The registration statement (as amended, if applicable) and the prospectus and statement of additional information constituting a part thereof, as from time to time amended or supplemented pursuant to the Act, are herein referred to as the "Registration Statement" and such prospectus and statement of additional information are collectively referred to herein as the "Prospectus", except that if any revised prospectus or statement of additional information shall be provided to the Dealer Manager by the Company for use in connection with the Offer which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether such revised prospectus or statement of additional information is required to be filed by the Company pursuant to Rule 497(b) or Rule 497(h) of the 1933 Act Rules and Regulations), the term "Prospectus" shall refer to each such revised prospectus and statement of additional information from and after the time it is first provided to the Dealer Manager for such use. Any letters to beneficial owners of the shares of Common Stock of the Company, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Company may use, approve, prepare or authorize in writing for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials".

     1.   Representations and Warranties.
          ------------------------------

          (a) The Company represents and warrants to, and agrees with, the Dealer Manager as of the date hereof and as of the date of the commencement of the Offer (such later date being hereinafter referred to as the "Representation Date") that:

          (i) The Company meets the requirements for use of Form N-2 under the Act, the 1933 Act Rules and Regulations, the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission under the Investment Company Act, (the

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     "Investment Company Act Rules and Regulations").  At the time the
     Registration Statement becomes effective, the Registration Statement will contain all statements required to be stated therein in accordance with and will comply in all material respects with the requirements of the Act, the Investment Company Act, the 1933 Act Rules and Regulations and the Investment Company Act Rules and Regulations (the 1933 Act Rules and Regulations and the Investment Company Act Rules and Regulations will together hereinafter be referred to as the "Rules and Regulations") and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. From the time the Registration Statement becomes effective through the expiration date of the Offer set forth in the Prospectus (the "Expiration Date"), the Prospectus (unless the term "Prospectus" refers to a prospectus which has been provided to the Dealer Manager by the Company for use in connection with the Offer which differs from the Prospectus on file with the Commission at the time the Registration Statement becomes effective, in which case at the time such prospectus is first provided to the Dealer Manager for such use) and the Offering Materials then authorized by the Company for use will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the representations and warranties in this subsection shall
     -------
     not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Dealer Manager expressly for use in the Registration Statement or Prospectus.

          (ii) The Company is registered with the Commission under the Investment Company Act as a closed-end, diversified, management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

          (iii) Price Waterhouse LLP, the accountants who certified the financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the 1933 Act Rules and Regulations.

          (iv) The financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus fairly present in all material respects the financial condition of the Company as of the dates indicated in conformity with generally accepted accounting principles; and the information set forth in the Prospectus under the headings "Expense Information" and "Financial Highlights" each presents fairly in all material respects the information stated therein.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Company. The Company has no subsidiaries.

          (vi) The Company's authorized capitalization is as set forth in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Common Stock"; the Rights have been duly authorized by all requisite action on the part of the Company for issuance pursuant to the Offer; the Shares have been or, with respect to the Shares to be issued pursuant to the over-subscription privilege, will be duly authorized by all requisite action on the part of the Company for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Company pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus will be validly issued and fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

          (vii) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Company, (B) there has not been any material change in the capital stock of the Company, or any material adverse change, or to the Company's knowledge any development involving a prospective material adverse change, in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, (C) there has been no dividend or distribution paid or declared in respect of the Company's capital stock and (D) the Company has no outstanding long-term debt.

          (viii) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding affecting the Company or to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, or which might materially and adversely affect the properties or assets thereof.

          (ix) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement by the Act or the Investment Company Act or by the Rules and Regulations that have not been so filed or incorporated by reference therein as permitted by the Rules and Regulations.

          (x) This Agreement, the Subscription Rights Agency Agreement (the
     "Subscription Agency Agreement") dated as of September    , 1995 between
     the Company and State Street Bank and Trust Company (the "Subscription Agent"), the Investment Management and Administration Agreement between the Company and Alliance (the "Investment Management and Administration Agreement"), the Investment Management Agreement between the Company and Orion (the "Management Agreement"), the Custodian Agreement between the Fund and Brown Brothers Harriman & Co. and the Registrar, Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between the Company and State Street Bank and Trust Company (collectively, all the foregoing are the "Company Agreements") have been duly authorized, executed and delivered by the Company; the Company Agreements are, assuming due authorization, execution and delivery by the other parties thereto, legal, valid, binding and enforceable obligations of the Company subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy, and the performance of the Company's obligations under the Company Agreements and the consummation of the transactions contemplated therein or in the Registration Statement will not result in a material breach or violation of any of the terms and provisions of, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to any material agreement, indenture, mortgage, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the Company's charter or by-laws, or any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Company Agreements or the Registration Statement, except such as have been obtained, or if the registration statement filed with respect to the Shares is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Investment Company Act, the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities laws.

          (xi) Each of the Company Agreements complies in all material respects with all applicable provisions of the Investment Company Act.

          (xii) The Common Stock has been duly listed on the New York Stock Exchange and prior to their issuance the Shares will have been approved for listing, subject to official notice of issuance.

          (xiii) The Company owns or possesses or has obtained all material governmental licenses, permits, consents, orders or approvals and other authorizations necessary to lease or own, as the case may be, and to operate its properties and to carry on its business as contemplated in the Prospectus, including registration as a foreign investor in Korea able to invest directly in securities of Korean issuers to the extent permitted under Korean laws and regulations as of the date of the Prospectus.

          (xiv) The Company (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of the exercises of Rights pursuant to this Agreement); provided that any
                                                             -------- ----
     action in connection with the Company's dividend reinvestment plan will not be deemed to be within the terms of this Section 1(a)(xiv).

          (xv) The Company intends to direct the investment of the proceeds of the Offer described in the Registration Statement and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

          (xvi) The Prospectus and the Offering Materials complied and comply with the requirements of the Act, the Investment Company Act and the Rules and Regulations.

          (xvii) There are no material restrictions, limitations or regulations with respect to the ability of the Company to invest its assets as described in the Prospectus other than as described therein.

          (b) Alliance represents and warrants to, and agrees with, the Dealer Manager as of the date hereof and as of the Representation Date that:

          (i) It has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware, with partnership power and authority to own its properties and conduct its business as described in the Prospectus, and is duly licensed or qualified as a foreign entity and in good standing to do business in each other jurisdiction in which its ownership of property or the conduct of its business requires such qualification or license, except where the failure to be so qualified would not have a material adverse effect on Alliance.

          (ii) It is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting under the Investment Management and Administration Agreement for the Company as contemplated by the Prospectus.

          (iii) Each of this Agreement and the Investment Management and Administration Agreement has been duly authorized, executed and delivered by Alliance; the Investment Management and Administration Agreement is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Alliance, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Alliance of its obligations under such agreements and the consummation of the transactions therein contemplated to be consummated by Alliance will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any material agreement or instrument to which Alliance is a party or and by which it is bound or to which any of the property of Alliance is subject, the Agreement of Limited Partnership of Alliance, or any order, rule or regulation of any court or governmental agency or body, stock exchange or securities association having jurisdiction over Alliance or any of its properties or operations.

          (iv) Except as set forth in the Prospectus, there is not pending or, to the knowledge of Alliance, threatened, any action, suit or proceeding to which Alliance is a party before or by any court or governmental agency or body, which is likely to have a material adverse effect upon the Company or upon the ability of Alliance to perform its obligations under the Investment Management and Administration Agreement.

          (v) Alliance (i) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (ii) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company and
     (iii) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement); provided that any action in connection
                                         -------- ----
     with the Company's dividend reinvestment plan will not be deemed to be within the terms of this Section 1(b)(v).

          (vi) Alliance owns, possesses or has obtained and currently maintains all material governmental licenses, permits, consents, orders, approvals and other authorizations ("Authorizations") as are necessary for Alliance to carry on its business as set forth in and contemplated by the Prospectus except where the failure to obtain such Authorizations would not have a material adverse effect on the ability of Alliance to perform its obligations under the Investment Management and Administration Agreement.

          (vii) The description of Alliance and its businesses in the Registration Statement and the Prospectus complies with the requirements of the Act, the Investment Company Act and the Rules and Regulations and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

          (viii) There are no material restrictions, limitations or regulations with respect to the ability of the Company to invest its assets as described in the Prospectus other than as may be described therein.

          (c) Orion represents and warrants to, and agrees with, the Dealer Manager as of the date hereof and as of the Representation Date that:

          (i) It has been duly organized and is validly existing as a corporation under the laws of the Cayman Islands, with corporate power and authority to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and in good standing in each other jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

          (ii) It is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting under the Management Agreement for the Company as contemplated by the Prospectus.

          (iii) Each of this Agreement and the Management Agreement have been duly authorized, executed and delivered by Orion; the Management Agreement is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Orion, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Orion of its obligations under such agreements and the consummation of the transactions therein contemplated to be consummated by Orion will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any material agreement or instrument to which Orion is a party or and by which it is bound or to which any of the property of Orion is subject, Orion's corporate charter, or any order, rule or regulation of any court or governmental agency or body, stock exchange or securities association having jurisdiction over Orion or any of its properties or operations.

          (iv) Except as set forth in the Prospectus, there is not pending or, to the knowledge of Orion, threatened, any action, suit or proceeding to which Orion is a party before or by any court or governmental agency or body, which is likely to have a material adverse effect upon the Company or upon the ability of Orion to perform its obligations under the Management Agreement.

          (v) Orion (i) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (ii) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company and

     (iii) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement); provided that any action in connection
                                         -------- ----
     with the Company's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section l(c)(v).

          (vi) Orion owns, possesses or has obtained and currently maintains all material Authorizations as are necessary for Orion to carry on its business as contemplated in the Prospectus except where the failure to obtain such Authorizations would not have a material adverse effect on the ability of Orion to perform its obligations under the Management Agreement.

          (vii) The description of Orion and its businesses in the Registration Statement and the Prospectus complies with the requirements of the Act, the Investment Company Act and the Rules and Regulations and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

          (viii) There are no material restrictions, limitations or regulations with respect to the ability of the Company to invest its assets as described in the Prospectus other than as may be described therein.

          (d) Any certificate required by this Agreement that is signed by any officer of the Company, Alliance Capital Management Corporation, the General Partner of Alliance (the "General Partner"), or Orion and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Company, Alliance or Orion, as the case may be, to the Dealer Manager, as to the matters covered thereby.

     2.   Agreement to Act as Dealer Manager.
          ----------------------------------

          (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

          (i) The Company hereby appoints the Dealer Manager and other soliciting dealers entering into a Soliciting Dealer Agreement, in the form attached hereto as Exhibit A, with the Dealer Manager (the "Soliciting Dealers"), to solicit, in accordance with the Act, the Investment Company Act and the Exchange Act, and their customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement and, where applicable, the terms and conditions of such Soliciting Dealer Agreement; and

          (ii) The Company agrees to furnish, or cause to be furnished, to the Dealer Manager lists, or copies of those lists, showing the names and addresses of, and number of shares of Common Stock held by, Holders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

          (b) The Dealer Manager agrees to provide to the Company, in addition to the services described in paragraph (a) of this Section 2, financial advisory and marketing services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Company to the Dealer Manager in connection with the financial advisory and marketing services provided by the Dealer Manager pursuant to this Section 2(b).

          (c) The Company and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of Rights and the performance of financial advisory and marketing services to the Company contemplated by this Agreement.

          (d) In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Company, Alliance or Orion or any of their affiliates, for any act or omission on the part of any securities broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the reckless disregard of the obligations and duties of the Dealer Manager under this Agreement.

          3.  Dealer Manager and Solicitation Fees.  In full payment for the
              ------------------------------------
financial advisory and marketing services rendered and to be rendered hereunder by the Dealer Manager, the Company agrees to pay the Dealer Manager a fee (the "Dealer Manager Fee"), equal to 1.25% of the aggregate Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the over-subscription privilege. The Company also agrees to pay Soliciting Dealers and the Dealer Manager, in full payment for their soliciting efforts, fees (the "Soliciting Fees") equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the over-subscription privilege. The Company agrees to pay the Soliciting Fees to the broker-dealer designated on the applicable portion of the form used by the Holder to exercise Rights, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Soliciting Dealer Agreement, then to pay the Dealer Manager the Soliciting Fee for such exercise of Rights. Payment to the Dealer Manager by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Company issues Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege. Payment to a Soliciting Dealer will be made by the Company directly to such Soliciting Dealer by certified or official bank check payable to the order of such Soliciting Dealer to an address identified by such Soliciting Dealer in the Soliciting Dealer Agreement or otherwise. Such payments shall be made as soon as practicable immediately following the receipt of payment by the Subscription Agent for Shares acquired during Primary Subscription or pursuant to the Over-Subscription Privilege. The Company shall be under no liability for any payment of Soliciting Fees made to any Soliciting Dealer which payment is made in accordance with instructions received from the Dealer Manager.

     4.   Covenants of the Company, Alliance and Orion.
          --------------------------------------------

          (a) The Company covenants with the Dealer Manager as follows:

          (i) The Company will use its best efforts to cause the Registration Statement to become effective under the Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

          (ii) The Company will notify the Dealer Manager immediately, and confirm the notice in writing, (A) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (E) of the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Company will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (iii) The Company will give the Dealer Manager notice of its intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether such revised prospectus is required to be filed pursuant to Rule 497(b) or Rule 497(h) of the 1933 Act Rules and Regulations), whether pursuant to the Investment Company Act, the Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object.

          (iv) The Company will, without charge, deliver to the Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

          (v) The Company will, without charge, furnish to the Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request for the purposes contemplated by the Act or the 1933 Act Rules and Regulations.

          (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the

     Dealer Manager, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder, the Company will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Manager a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to, the Prospectus (in form and substance satisfactory to counsel for the Dealer Manager), at the Company's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder, not misleading.

          (vii) The Company will endeavor, in cooperation with the Dealer Manager and its counsel, to assist such counsel to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Manager may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Company will not be
                            --------  -------
     obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

          (viii) The Company will make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Rules and Regulations) covering a twelve-month period beginning not later than the first day of the Company's second fiscal quarter following the "effective" date (as defined in said Rule 158) of the Registration Statement.

          (ix) For a period of 180 days from the date of this Agreement, the Company will not, without the prior consent of the Dealer Manager, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Company or securities convertible into such securities, other than the Shares and the Common Stock issued in reinvestment of dividends or distributions.

          (x) The Company will apply the net proceeds from the Offer as set forth under "Use of Proceeds" in the Prospectus.

          (xi) The Company will use its best efforts to cause the Shares to be duly authorized for listing by the New York Stock Exchange prior to the time the Shares are issued.

          (xii) The Company will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

          (xiii) The Company will advise or cause the Subscription Agent to advise the Dealer Manager and each Soliciting Dealer from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on exercise forms indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Soliciting Dealer, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on exercise forms indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request.

          (b) The Company, Alliance and Orion will not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares; provided that any action in connection with the Company's dividend reinvestment
-------- ----
plan will not be deemed to be within the meaning of this Section 4(b).

     5.   Payment of Expenses.
          -------------------

          (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares and exercise forms relating to the Rights, (iii) the fees and disbursements of the Company's counsel (including the fees and disbursements of local counsel) and accountants, (iv) the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees and the preparation of the Blue Sky Survey by counsel to the Dealer Manager, (v) the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and other production and delivery of copies of the Blue Sky Survey, (vii) the fees and expenses incurred with respect to filing with the National Association of Securities Dealers, Inc., (viii) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange, (ix) the printing or other production, mailing and delivery expenses incurred in connection with the Prospectus and the Offering Materials, and (x) the fees and expenses incurred with respect to the Subscription Agent and the Information Agent.

          (b) In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Company agrees to reimburse the Dealer Manager upon request made from time to time for its reasonable expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel (excluding Blue Sky fees and expenses which are paid directly by the Company), in an amount up to $100,000.

          (c) If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9(a)(i), 9(a)(ii) or 9(a)(iii), the Company agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager. In the event the transactions contemplated hereunder are not consummated, the Company agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which the Company would have paid if such transactions had been consummated.

     6.   Conditions of Dealer Manager's Obligations.  The obligations of the
          ------------------------------------------
Dealer Manager hereunder are subject to the accuracy of the representations and warranties of the Company, Alliance and Orion contained herein, to the performance by the Company, Alliance and Orion of their respective obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M., on the Representation Date, or at such later time and date as may be approved by the Dealer Manager; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company, Alliance, Orion or the Dealer Manager, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) On the Representation Date, the Dealer Manager shall have received:

          (1) The favorable opinion, dated the Representation Date, of Seward & Kissel, counsel for the Company, or, with respect to matters of Maryland law, Venable, Baetjer and Howard LLP, Maryland counsel for the Company, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material adverse risk to the business, properties, financial position or results of operations of the Company;

               (ii) the Company's authorized capitalization is as set forth in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Common Stock"; the Rights have been duly authorized by all requisite action on the part of the Company for issuance pursuant to the Offer; the Shares have been or, with respect to the Shares to be issued pursuant to the over-subscription privilege, will be, duly authorized by all requisite action on the part of the Company for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Company pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued and fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights under the charter or bylaws of the Company or, to such counsel's knowledge, otherwise. The outstanding Common Stock has been duly listed on the New York Stock Exchange and the Shares have been duly authorized for listing subject to official notice of issuance, on the New York Stock Exchange;

               (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed therein, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as an exhibit which is not described or filed or incorporated by reference as required;

               (iv) the statements in the Prospectus under the heading "Taxation", insofar as such statements describe or summarize United States tax laws, treaties, doctrines or practices, provide an accurate description thereof as of the date of the Prospectus;

               (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(b), (d) or (h) required to be made to the date hereof has been made in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Investment Company Act and the Rules and Regulations;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, is a legal, valid, binding and enforceable obligation of the Company, subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) subject to the qualification that the right to indemnity and contribution thereunder may be limited by Federal or state laws; the Subscription Agency Agreement, the Investment Management and Administration Agreement, the Management Agreement, the Custodian Agreement and the Transfer Agency Agreement have been duly authorized, executed and delivered by the Company, comply in all material respects with all applicable provisions of the Investment Company Act and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid, binding and enforceable obligations of the Company, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (vii) no consent, approval, authorization or order of any court or governmental agency or body is required under Maryland corporate law, the laws of New York or Federal law or, to the best of such counsel's knowledge, the laws of any other jurisdiction in the United States, for the consummation by the Company of the transactions contemplated in the Company Agreements, except (A) such as have been obtained under the Act, the Exchange Act, the Investment Company Act, or from the New York Stock Exchange, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby and (C) such other approvals as have been obtained or the failure to have obtained will not have a material adverse effect on the Company or its ability to perform its obligations under the Company Agreements;

               (viii) neither the issuance of the Rights, nor the issuance and sale of the Shares by the Company, nor the consummation by the Company of any other of the transactions contemplated in the Company Agreements or the Prospectus nor the fulfillment by the Company of the terms of the Company Agreements will conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the charter or bylaws of the Company or, to the knowledge of such counsel, the terms of any material agreement, indenture, mortgage, lease or other instrument to which the Company is a party or bound or to which any of the property or assets of the Company is subject, or any order of which such counsel has knowledge, law, rule or regulation applicable to the Company of any United States court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its properties; and

               (ix) the Company is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, all required action has been taken under the Act and the Investment Company Act to make the Offer and consummate the issuance of the Rights and the issuance and sale of the Shares by the Company upon exercise of the Rights, and the provisions of the Company's charter and bylaws comply as to form in all material respects with the requirements of the Investment Company Act.

In rendering such opinion, Seward & Kissel may rely (A) as to matters involving the application of the laws of the State of Maryland, on the opinion of Venable, Baetjer and Howard, (B) as to matters involving the application of laws of any jurisdiction other than the States of New York or Maryland or the United

States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Dealer Manager and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (ii) and (iv) above, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Company and its independent accountants and others, no facts have come to their attention which cause them to believe that the Registration Statement as of the effective date thereof or the Prospectus, as of the effective date thereof and as of the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or, if there has been any supplement to the Prospectus made by the Company, that any such supplement, at the date of such supplement, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion or belief as to financial statements, schedules or other financial data included therein or excluded therefrom).

          (2) The favorable opinion, dated the Representation Date, of Seward & Kissel, counsel for Alliance, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

               (i) Alliance has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware, with partnership power and authority to own its properties and conduct its business as described in the Prospectus, and is duly licensed or qualified as a foreign entity and in good standing to do business in each other jurisdiction in which its ownership of property or the conduct of its business requires such qualification or license, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on Alliance;

               (ii) Alliance is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment manager and administrator for the Company as contemplated in the Prospectus and the Investment Management and Administration Agreement;

               (iii) this Agreement and the Investment Management and Administration Agreement have each been duly authorized, executed and delivered by Alliance and the Investment Management and Administration Agreement complies with all applicable provisions of the Advisers Act and the Investment Company Act and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Alliance, subject to the qualification that the enforceability of Alliance's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (iv) neither the performance by Alliance of its obligations under this Agreement or the Investment Management and Administration Agreement nor the consummation of the transactions contemplated therein nor the fulfillment of the terms thereof will conflict with, or result in a breach of, or constitute a default under the Agreement of Limited Partnership of Alliance or, to the knowledge of such counsel, the terms of any material agreement or instrument to which Alliance is a party or is bound or to which any of its property is subject, which conflict, breach or default would have a material adverse effect on the ability of Alliance to carry out its obligations under such Agreements, or any law, order of which such counsel has knowledge, rule or regulation applicable to Alliance of any United States court, regulatory body, administrative agency, governmental body, stock exchange or securities association having jurisdiction over Alliance or its properties or operations;

               (v) to the knowledge of such counsel, except as set forth in the Prospectus, there is not pending or threatened, any action, suit or proceeding to which Alliance is a party before or by any court or governmental agency or body, which is likely to have a material adverse effect upon the Company or upon the ability of Alliance to perform its obligations under the Investment Management and Administration Agreement;

               (vi) to the knowledge of such counsel, Alliance owns, possesses or has obtained and currently maintains all material Authorizations under New York, Delaware or United States law as are necessary for Alliance to perform its obligations under the Investment Management and Administration Agreement as set forth in and contemplated by the Prospectus except where the failure to obtain such Authorizations would not have a material adverse effect on Alliance; and

               (vii) the description of Alliance and its business in the Registration Statement and the Prospectus complies with the requirements of the Act, the Investment Company Act, and the rules and regulations of the Commission under such Acts and, to the knowledge of such counsel, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

In rendering such opinion, Seward & Kissel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Dealer Manager, (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Alliance and public officials and (C) as to the legal proceeding to which Alliance is a party referred to in Part II,
Item 1, of the Quarterly Report on Form 10-Q filed by Alliance with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the quarterly period ended June 30, 1995, with respect to which proceeding Seward & Kissel is not representing Alliance, as the basis for such opinion, on the representation of Alliance set forth in
Section 1(b)(iv) of this Agreement as certified to pursuant to Section 6(e) of the Agreement.

          (3) The favorable opinion, dated the Representation Date, of Edmund P. Bergan, Jr., Assistant General Counsel of Alliance Capital Management Corporation, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

          the Offering Materials comply as to form in all material respects with the requirements of the Act, the Investment Company Act and the Rules and Regulations.

          (4) The favorable opinion, dated the Representation Date, of Gibson, Dunn & Crutcher, or as to matters of Cayman Island law, Bruce Campbell & Co., counsel for Orion, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

               (i) Orion has been duly incorporated and is validly existing as a corporation under the laws of the Cayman Islands, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation and in good standing to do business in each other jurisdiction wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on Orion;

               (ii) Orion is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment manager for the Company as contemplated in the Prospectus and the Management Agreement;

               (iii) this Agreement and the Management Agreement have each been duly authorized, executed and delivered by Orion and the Management Agreement complies with all applicable provisions of the Advisers Act and the Investment Company Act and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Orion, subject to the qualification that the enforceability of Orion's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and with respect to this Agreement, subject to the qualification that the right to indemnity and contribution thereunder may be limited by Federal or state securities laws;

               (iv) neither the performance by Orion of its obligations under this Agreement or the Management Agreement nor the consummation of the transactions contemplated therein nor the fulfillment of the terms thereof will conflict with, or result in a breach of, or constitute a default under Orion's corporate charter or, to the knowledge of such counsel, the terms of any material agreement or instrument to which Orion is a party or is bound or to which any of its property is subject, or any law, order of which such counsel has knowledge, rule or regulation applicable to Orion of any United States or Cayman Islands court, regulatory body, administrative agency, governmental body, stock exchange or securities association having jurisdiction over Orion or its properties or operations;

               (v) except as set forth in the Prospectus, there is not pending or, to the knowledge of such counsel, threatened, any action, suit or proceeding to which Orion is a party before or by any court or governmental agency or body, which is likely to have a material adverse effect upon the Company or upon the ability of Orion to perform its contract with the Company;

               (vi) Orion owns, possesses or has obtained and currently maintains all material Authorizations as are necessary for Orion to carry on its business as contemplated in the Prospectus except where the failure to obtain such Authorizations would not have a material adverse effect on Orion; and

               (vii) the description of Orion and its businesses in the Prospectus complies with the requirements of the Act, the Investment Company Act, and the rules and regulations of the Commission under such Acts, and, to the knowledge of such counsel, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Orion and public officials.

          (5) The favorable opinion, dated the Representation Date, of Shin & Kim, special Korean counsel for the Company and Orion, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

     (i) the Company has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations under the laws of Korea or any political subdivision thereof, as is necessary for the Company to invest its assets in Korean equity shares listed on the Korea Stock Exchange, certain convertible bonds and public debts issued in Korea and denominated in Won, and convertible bonds, bonds with warrants and depositary receipts issued by Korean companies outside of Korea as contemplated in the Prospectus, including registration of the Company with the Securities Supervisory Board of Korea as a foreign investor able to invest directly in equity shares and Korean debt securities of Korean issuers; provided that if the
                                                        --------
          Company acquires, sells, or transfers Korean equity shares or Korean debt securities outside the Korea Stock Exchange as permitted under the rules of the Securities and Exchange Commission of Korea, the Company must immediately report to the Governor of the Securities Supervisory Board of Korea regarding such acquisition, sale or transfer; provided further that foreign exchange approvals and/or
                    -------- -------
          payment authorizations will be required under the Foreign Exchange Management Regulation of Korea (the "FEMR") for foreign exchange transactions by the Company except for those exempted under the FEMR; and provided further that if the Minister of Finance and Economy of
              -------- -------
          Korea deems that certain emergency events are likely to occur, he may impose any necessary restriction such as requiring foreign investors, including the Company, to obtain approval for the acquisition of Korean equity shares or Korean debt securities or for the remittance outside of Korea of the proceeds of sales thereof;

               (ii) none of (A) the execution and delivery by the Company of this Agreement or the Company Agreements, (B) the issue and sale by the Company of the Shares sold by the Company as contemplated by this Agreement, (C) the consummation by the Company of the other transactions as contemplated by such agreements and (D) the execution and delivery by Orion of the Dealer Manager Agreement or the Management Agreement and the consummation by Orion of the transactions contemplated therein, conflicts or will conflict with, or results or will result in a breach of any Korean law or regulation or any order, to the best of such counsel's knowledge, of any Korean court, governmental instrumentality or arbitrator binding on the Company or Orion, as the case may be, provided that sale or distribution of the Shares in Korea or to a resident of Korea may require compliance with Korean securities, foreign exchange control and other related laws;

               (iii) subject to the provisions in paragraph (i) and (ii) above, no consent, approval, authorization or order of any Korean court or governmental agency or body or Korean securities exchange or securities association is required (A) by the Company for the consummation of the transactions contemplated in this Agreement or the Company Agreements or (B) by Orion for the consummation of the transactions contemplated in the Dealer Manager Agreement or the Management Agreement, except those that have been obtained;

               (iv) all descriptions in the Prospectus of statutes or regulations of Korea or legal or governmental proceedings under the laws of Korea are accurate in all material respects and fairly present the information required to be shown in all material respects;

               (v) no taxes are or will be payable in or to Korea, or any political subdivision thereof, by the Dealer Manager (except to the extent that the Dealer Manager may do business in Korea) with respect to this Agreement or the purchase and sale of the Shares thereunder, provided that the Shares are not sold or distributed in Korea. The statements set forth under the heading "Taxation--Korean Taxes" in the Prospectus, insofar as such statements describe or summarize Korean tax laws or treaties, provide an accurate description thereof in all material respects as of the date of the Prospectus;

               (vi) assuming that the Dealer Manager is a resident of the United States, within the meaning of the relevant provisions of the income tax treaty between the United States and Korea, and except to the extent that the Dealer Manager may otherwise do business in Korea, participation in the Offer of the Shares as contemplated in this Agreement will not cause the Dealer Manager to be subject to taxation in Korea, provided that the Shares are not sold or distributed in Korea;

               (vii) there are no material restrictions, limitations or regulations under the laws of Korea with respect to the ability of the Company to invest its assets as described in the Prospectus other than as described therein;

               (viii) except as set forth in the Prospectus, such counsel is not aware of any pending action, suit or proceeding to which Orion is a party before or by any Korean court or governmental agency or body, which is likely to have a material adverse effect upon the Company or upon the ability of Orion to perform its contract with the Company; and

               (ix) Orion owns, possesses or has obtained and currently maintains all material Korean governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Orion to carry on its investment management for the Company as contemplated in the Prospectus except where the failure to obtain such authorizations would not have a material adverse effect on Orion.

Such counsel shall also have stated that, although they have not independently verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the information contained in the Registration Statement (as defined in this Agreement) and the Prospectus (except as expressly set forth herein), nothing has come to their attention that would cause them to believe that with respect to matters relating to Korea, Korean securities regulations and other Korean law or legal conclusions as described in the Registration Statement as of its date and the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the information regarding Korea, Korean securities regulations and other Korean law or legal conclusions as described in the Prospectus as of its date and the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that they need express no opinion or belief as to financial statements, schedules and other financial information included therein or excluded therefrom or the exhibits to the data contained in the Registration Statement).

          The statement in the foregoing paragraph is to be based upon such counsel's participation in preparing the disclosure for the Registration Statement and the Prospectus regarding the statutes or regulations of Korea or legal or governmental proceedings under the laws of Korea, and upon their review and discussion of the contents of the Registration Statement and the Prospectus.

          (c) The Dealer Manager shall have received from Brown & Wood, counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Dealer Manager a certificate of the Company, signed by the Chairman of the Board, the President or a Vice President of the Company, dated the Representation Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of his knowledge:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Representation Date with the same effect as if made on the Representation Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date; and

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

          (e) Alliance shall have furnished to the Dealer Manager a certificate, signed by the Chairman or other senior officer of its general partner, dated the Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, (i) the representations and warranties of Alliance in this Agreement are true and correct in all material respects on and as of the Representation Date with the same effect as if made on the Representation Date, (ii) Alliance has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date and (iii) as of the Representation Date, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and on such Representation Date, the Prospectus and any Offering

Materials did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to, or amendment of, the Prospectus which has not been set forth in such a supplement or amendment. Alliance shall have furnished to Seward & Kissel a certificate, similarly executed and dated the Representation Date, to the same effect as in clause (i) of this paragraph, with respect to the representation in clause (C) of Section 6(b)(2).

          (f) Orion shall have furnished to the Dealer Manager a certificate, signed by the Chairman or other senior officer, dated the Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, (i) the representations and warranties of Orion in this Agreement are true and correct in all material respects on and as of the Representation Date with the same effect as if made on the Representation Date, (ii) Orion has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date and (iii) as of the Representation Date, insofar as such information relates to the description of Orion and the services to be provided by Orion as contemplated in the Prospectus, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and on such Representation Date, the Prospectus, insofar as such information relates to the description of Orion and the services to be provided by Orion as contemplated in the Prospectus, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date of the Prospectus, insofar as such information relates to the description of Orion and the services to be provided by Orion as contemplated in the Prospectus, no event has occurred which should have been set forth in a supplement to, or amendment of, the Prospectus which has not been set forth in such a supplement or amendment.

          (g) Price Waterhouse LLP shall have furnished to the Dealer Manager a letter, dated the Representation Date, in form and substance satisfactory to the Dealer Manager, and stating in effect that:

          (i) they are independent accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

         (ii) in their opinion, the audited financial statements examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Investment Company Act and the respective Rules and Regulations;

        (iii) they have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial or accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at the date of the latest available financial statements read by such accountants, or at a subsequent specified date not more than five days prior to the Representation Date, there was any change in the capital stock, net assets or absence of long-term debt of the Company as compared with amounts shown on the audited financial statements included or incorporated by reference in the Prospectus, except as the Prospectus discloses has occurred or may occur or as disclosed in their letter;

         (iv) in addition to the procedures referred to in clause (iii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data, financial information and financial statements appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.

          (i) Prior to the Representation Date, the Company shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Representation Date by the Dealer Manager. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     7.   Indemnification and Contribution.
          --------------------------------

          (a) Each of the Company, Alliance and Orion jointly and severally, will indemnify and hold harmless the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act, the Investment Company Act, the Advisers Act or other statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, and any amendment or supplement thereto, or the omission or alleged omission to state in any or all such documents a material fact required to be stated therein or necessary to make the statements in it not misleading (in the case of the Prospectus, in light of the circumstances under which such statements were made), provided neither the Company, Alliance nor Orion will be liable to the extent that such loss, claim, damage or liability arises from an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Company by the Dealer Manager expressly for use in the document, or (2) if a copy of the Prospectus was not sent or given to such person at or before the written confirmation of the sale to such person in any case where such delivery is required by the Act. This indemnity agreement will be in addition to any liability that the Company, Alliance or Orion might otherwise have.

          (b) The Dealer Manager will indemnify and hold harmless the Company, Alliance and Orion, each person, if any, who controls the Company, Alliance or Orion within the meaning of Section 15 of the Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company, Alliance and Orion to the Dealer Manager, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Dealer Manager furnished in writing to the Company by the Dealer Manager expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus in which the statement or omission is made or alleged to be made. This indemnity agreement will be in addition to any liability that the Dealer Manager might otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not, except to the extent set forth below, relieve it from liability that it may have to any indemnified party. No indemnification provided for in Section 7(a) or
(b) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of such action shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than on account of the provisions in Section 7(a) or (b). If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties except to the extent provided herein.

          (d) In no case shall the indemnification provided in this Section 7 be available to protect any person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his obligations or duties hereunder, or by reason of its or his reckless disregard of its or his obligations and duties hereunder.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, Alliance, Orion and the Dealer Manager, the Company, Alliance, Orion and the Dealer Manager will contribute to the total losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action or any claims asserted, but after deducting any contribution received by the Company, Alliance, Orion or the Dealer Manager from persons other than the Company, Alliance, Orion and the Dealer Manager, such as persons who control the Company, Alliance, Orion or the Dealer Manager within the meaning of the

Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, Alliance, Orion or the Dealer Manager may be subject in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other hand from the Offer of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in the losses, claims, damages or liabilities, joint or several (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), for which contribution is sought. The relative benefits received by the Company, Alliance and Orion on the one hand (treated jointly for this purpose as one person) and the Dealer Manager on the other hand shall be deemed to be in the same proportion as the total proceeds from the Offer (before deducting the sales load and other expenses) received by the Company bear to the total fees received by the Dealer Manager. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Alliance, Orion or the Dealer Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. Notwithstanding any other provisions of this Section 7, the Dealer Manager will not be responsible for any amount in excess of the fees paid by the Company pursuant to Section 3 hereof and (2) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to clause (i) of the first sentence of this Subsection (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section. No party will be liable for contribution with respect to any action or claim settled without its written consent.

          (f) The Company, Alliance and Orion agree to indemnify each Soliciting Dealer and its controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections (a), (b), (c), (d) and (e) of this Section 7.

          (g) The Dealer Manager confirms that the statements with respect to the Offer set forth under the caption "Distribution Arrangements" in the Prospectus are correct, and this is the only information furnished in writing to the Company by or on behalf of the Dealer Manager expressly for use in the Registration Statement and the Prospectus.

          8.   Representations, Warranties and Agreements to Survive Delivery.
               --------------------------------------------------------------
The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of Alliance, of Orion and of the Dealer Manager set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager, Alliance, Orion or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer; provided, however,
                                                              --------  -------
that following delivery and payment for the Shares, the remedies against Alliance or Orion for breach of their representations and warranties shall, in the absence of fraudulent misrepresentation by Alliance or Orion, as the case may be, which, in the case of Alliance, shall not include fraudulent misrepresentation attributed to Alliance solely by virtue of and in the event of its being a controlling person of the Company, be limited to those available pursuant to Section 7 hereof. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

          9.   Termination of Agreement.  (a)  This Agreement shall be subject
               ------------------------
to termination in the absolute discretion of the Dealer Manager, by notice given to the Company prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency or banking conditions in the United States or the Republic of Korea shall have undergone any material change the effect of which on the financial markets makes it, in the Dealer Manager's reasonable judgment, impracticable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or the Republic of Korea is such as to make it, in the Dealer Manager's reasonable judgment, impracticable to proceed with the Offer, (iii) trading in the shares of Common Stock shall have been suspended by the Commission or the New York Stock Exchange, (iv) trading in securities generally on the New York Stock Exchange or the Korea Stock Exchange shall have been suspended or limited or minimum prices that, as of the date hereof, do not already exist, shall have been established on such exchanges, or (v) a banking moratorium shall have been declared either by Federal, New York State or Korean authorities.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

          10.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019; or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1345 Avenue of the Americas, New York, New York 10105; or if sent to Alliance, will be mailed, delivered or telegraphed and confirmed to it at 1345 Avenue of the Americas, New York, New York 10105; or if sent to Orion, will be mailed, delivered or telegraphed and confirmed to it at 767 Fifth Avenue, 23rd Floor, New York, New York 10153.

          11.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          12.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York without reference to choice of law principles thereof.

          13.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, Alliance, Orion and the Dealer Manager.

                              Very truly yours,

                              The Korean Investment Fund, Inc.


                              By:   ____________________________
                                    Name:
                                    Title:


                              Alliance Capital Management L.P.
                               By Alliance Capital Management
                               Corporation, its general partner


                              By:   ____________________________
                                    Name:
                                    Title:


                              Orion Asset Management Co., Ltd.


                              By:   ____________________________
                                    Name:
                                    Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PaineWebber Incorporated
  as Dealer Manager


By:  __________________________________
     Name:
     Title:

                                                                   EXHIBIT 99(A)
                                                                   -------------

                                                                Draft of 9/14/95


                        THE KOREAN INVESTMENT FUND, INC.

                   Rights Offering for Shares of Common Stock

                          SOLICITING DEALER AGREEMENT

            THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                               OCTOBER 20, 1995,
                                UNLESS EXTENDED


To Securities Dealers and Brokers:

     The Korean Investment Fund, Inc. (the "Company") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on September 25, 1995 (the "Record Date") non-transferable rights ("Rights") entitling the Record Date Shareholders to subscribe for an aggregate of 1,987,637 shares (the "Shares") of common stock, par value $.01 per share ("Common Stock"), of the Company upon the terms and subject to the conditions set forth in the Company's Prospectus and Statement of Additional Information (the "Prospectus") dated September 19, 1995 (the "Offer"). Pursuant to the over-subscription privilege in connection with the Offer, the Company may, at the discretion of the Board of Directors, increase the number of Shares subject to subscription by up to 25%. Each such Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder, during the Subscription Period (as hereinafter defined) to acquire at the Subscription Price (as hereinafter defined), one Share for each three Rights held in the primary subscription. No fractional Shares will be issued. The Subscription Price will be 95% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on the date of the expiration of the Offer (the "Pricing Date") and on the four preceding business days and
(ii) the net asset value per share as of the close of business on the Pricing Date. The Subscription Period will commence on September 25, 1995 and end on the Expiration Date. (With respect to the Offer, the term "Expiration Date" means 5:00 p.m., New York City time, on October 20, 1995, unless and until the Company shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Company, will expire.) Any Record Date Shareholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others on primary subscription (the "Over-

Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed in the Prospectus.

     For the duration of the Offer, the Company has agreed to pay Soliciting Fees to any qualified broker or dealer executing a Soliciting Dealer Agreement who solicits the exercise of Rights in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to State Street Bank and Trust Company, the Company's Subscription Agent for the Offer, of payment for Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and of properly completed and executed documentation as set forth in this Soliciting Dealer Agreement, a Soliciting Dealer will be entitled to receive Soliciting Fees equal to 2.50% of the Subscription Price per Share for each Share so purchased. A qualified broker or dealer is a broker dealer which is a member of a registered national securities exchange in the United States or the National Association of Securities Dealers, Inc. ("NASD") or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 8, 24, 25 and 36 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

     The Company has agreed to pay the Soliciting Fees payable to the undersigned Soliciting Dealer and to indemnify such Soliciting Dealer on the terms set forth in the Dealer Manager Agreement, dated September 18, 1995, among PaineWebber Incorporated, as Dealer Manager, the Company, Alliance Capital Management L.P. and Orion Asset Management Co., Ltd., the Company's investment managers. Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other United States jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which, in the opinion of counsel to the Company or counsel to the Dealer Manager, such compensation may not lawfully be paid. No Soliciting Dealer shall be paid Soliciting Fees with respect to Shares purchased pursuant to an exercise of Rights or the Over-Subscription Privilege for its own account or for the account of any affiliate of the Soliciting Dealer, except that the Dealer Manager shall receive the Soliciting Fees with respect to Shares purchased pursuant to an exercise of Rights or the Over-Subscription Privilege for its own account provided that such Shares are offered and sold by the Dealer Manager to its clients. No Soliciting Dealer or any other person is authorized by the Company or the Dealer Manager to give any information or make any representations in connection with the Offer other than those contained in the Prospectus and other authorized solicitation material furnished by the Company through the Dealer Manager. No Soliciting Dealer is authorized to act as agent of the Company or the Dealer Manager in any connection or transaction. In addition, nothing herein contained shall constitute the Soliciting Dealers partners with the Dealer Manager or with one another, or agents of the Dealer Manager or of the Company, or create any association between such parties, or shall render the Dealer Manager or the Company liable for the obligations of any Soliciting Dealer. The Dealer Manager shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

     In order for a Soliciting Dealer to receive Soliciting Fees, the Subscription Agent must have received from such Soliciting Dealer no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and full payment for such Shares; or (ii) a Notice of Guaranteed Delivery guaranteeing delivery to the Subscription Agent by close of business on the third business day after the Expiration Date, of (a) full payment for such Shares and (b) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights. Soliciting Fees will only be paid after receipt by the Subscription Agent of a properly completed and duly executed Soliciting Dealer Agreement (or a facsimile thereof). In the case of a Notice of Guaranteed Delivery, Soliciting Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Soliciting Fees will be paid by the Company to the Soliciting Dealer by certified or official bank check payable to the order of such Soliciting Dealer to the address identified by such Soliciting Dealer below as soon as practicable immediately following the receipt of payment by the Subscription Agent for Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege.

     All questions as to the form, validity and eligibility (including time of receipt) of this Soliciting Dealer Agreement will be determined by the Company, in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with a Soliciting Dealer Agreement or delivery thereof must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Subscription Agent, the Information Agent for the Offer (Shareholder Communications Corporation) or any other person will be under any duty to give notification of any defects or irregularities in any Soliciting Dealer Agreement or incur any liability for failure to give such notification.

     The acceptance of Soliciting Fees from the Company by the undersigned Soliciting Dealer shall constitute a representation by such Soliciting Dealer to the Company that: (i) it has received and reviewed the Prospectus; (ii) in soliciting purchase of Shares pursuant to the exercise of the Rights or the Over-Subscription Privilege, it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations may lawfully be made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Rights or the Over-Subscription Privilege, it has not published, circulated or used any soliciting materials other than the Prospectus and any other authorized solicitation material furnished by the Company through the Dealer Manager; (iv) it has not purported to act as agent of the Company or the Dealer Manager in any connection or transaction relating to the Offer; (v) the information contained in this Soliciting Dealer Agreement is, to its best knowledge, true and complete; (vi) it is not affiliated with the Company; (vii) it will not accept Soliciting Fees paid by the Company pursuant to the terms hereof with respect to Shares purchased by the Soliciting Dealer pursuant to an exercise of Rights or the Over-Subscription Privilege for its own account; (viii) it will not remit, directly or indirectly, any part of Soliciting Fees paid by the Company pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; and (ix) it has agreed to the amount of the Soliciting Fees and the terms and conditions set forth herein with respect to receiving such Soliciting Fees. By returning a Soliciting Dealer Agreement and accepting Soliciting Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Company and the Dealer Manager against losses, claims, damages and liabilities to which the Company may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above. In making the foregoing representations, Soliciting Dealers are reminded of the possible applicability of Rule 10b-6 under the Exchange Act if they have bought, sold, dealt in or traded in any Shares for their own account since the commencement of the Offer.

     Soliciting Fees due to eligible Soliciting Dealers will be paid as soon as practicable immediately following the receipt of payment by the Subscription Agent for Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege. Upon expiration of the Offer, no Soliciting Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus.

     This Soliciting Dealer Agreement will be governed by the laws of the State of New York without reference to the choice of law principles thereof.

     Please execute this Soliciting Dealer Agreement below accepting the terms and conditions hereof and confirming that you are a member firm of a registered national securities exchange or of the NASD or a foreign broker or dealer not eligible for membership who has conformed to the Rules of Fair Practice of the NASD, including Sections 8, 24, 25 and 36 thereof, in making solicitations of the type being undertaken pursuant to the Offer in the United States to the same extent as if you were a member thereof, and certifying that you have solicited the purchase of the Shares pursuant to exercise of the Rights or the Over-Subscription Privilege, all as described above, in accordance with the terms and conditions set forth in this Soliciting Dealer Agreement. Please forward two executed copies of this Soliciting Dealer Agreement to PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Todd A. Reit (tel. number (212) 713-4908 and fax number (212) 713-1054). A signed copy of this Soliciting Dealer Agreement will be promptly returned to the Soliciting Dealer at the address set forth below.

                                 Very truly yours,

                                 PaineWebber Incorporated


                                 By: ____________________________
                                     Name:
                                     Title:

ACCEPTED AND CONFIRMED BY
SOLICITING DEALER



____________________________         ______________________________
Printed Firm Name                    Address


____________________________         ______________________________
Authorized Signature                 Area Code and Telephone Number


____________________________
Name and Title



Dated:______________________



Payment of the Solicitation Fee
shall be mailed by check to the following:



Name of Bank or other
Recipient Institution:___________________________


Address:________________________________


Attention:______________________________